UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026 (October 1, 2026)

WhiteHawk Minerals Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-43337	88-0862160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Market Street, Suite 910

Philadelphia, PA 19103

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (610) 484-3412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WHK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2026, WhiteHawk Minerals Corp. (the “Company”) entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with Preferred Capital Securities, LLC (the “Dealer Manager”), pursuant to which the Dealer Manager has agreed to serve as the Company’s agent and dealer manager for the Company’s offering (the “Offering”) of up to 100,000 shares (the “Shares”) of Series F Redeemable Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), as set forth in the Prospectus (as defined below). The Company filed the Certificate of Designations of the Series F Redeemable Preferred Stock relating to the Shares (the “Certificate of Designations”) with the Secretary of State of the State of Delaware on October 1, 2026.

On October 1, 2026, the Company filed a registration statement on Form S-1 (File No. 333-299246) (the “Registration Statement”), including a prospectus, with the Securities and Exchange Commission (the “SEC”) under the Securities Act to register the offer and sale of the Shares, which Registration Statement was declared effective by the SEC on October 6, 2026. The Shares will be offered and sold pursuant to the prospectus contained in the Registration Statement (the “Prospectus”).

Pursuant to the Certificate of Designations, the Series F Preferred Stock will pay cumulative dividends at a fixed annual rate of 7.5% per annum of the stated value of $1,000.00 per share (the “Stated Value”). Prior to the listing of Series F Preferred Stock on a national securities exchange, each holder of shares of Series F Preferred Stock is entitled to redeem any portion of the outstanding shares held by such holder at any time, subject to certain early redemption fees and limitations. The Company may, at its option, redeem shares of Series F Preferred Stock on or after the first anniversary of the date on which such shares have been issued upon not more than 90 calendar days written notice to the holders prior to the date fixed for redemption thereof, subject to certain limitations.

The Dealer Manager Agreement provides that the Dealer Manager will use its “best efforts” to sell the Shares in the Offering pursuant to a subscription agreement as set forth in the Prospectus. The Dealer Manager is not required to sell any specific number or dollar amount of the Series F Preferred Stock but will use its best efforts to sell the Series F Preferred Stock offered. Each Share will be sold at a public offering price of up to $1,000.00 per share, subject to adjustment as set forth in the Prospectus. Subject to the terms, conditions and limitations described in the Dealer Manager Agreement, the Company will pay to the Dealer Manager a dealer manager fee in an amount equal to up to 2.5% of the Stated Value per Share sold in the Offering and a selling commission of up to 5.5% of the Stated Value per Share sold in the Offering. The Company may pay reduced selling commissions or may eliminate commissions on certain sales of the Series F Preferred Stock, including the reduction or elimination of selling commissions in accordance with, and on the terms set forth in, the Prospectus. The Company expects the Dealer Manager to authorize participating broker-dealers that are members of the Financial Industry Regulatory Authority to sell the Shares. The Dealer Manager may reallow all or a portion of its selling commission attributable to a participating broker-dealer. The Dealer Manager may also reallow a portion of its dealer manager fee earned on the proceeds raised by a participating broker-dealer, to such participating broker-dealer as a marketing fee.

Pursuant to the Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker-dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including, but not limited to, those arising out of (i) untrue statements of a material fact contained in the Registration Statement, Prospectus or any amendment or supplement thereto relating to the Offering or (ii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement, Prospectus or any amendment or supplement thereto relating to the Offering.

The Company intends to rely on the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of any shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), for which the Series F Preferred Stock may be redeemed.

On October 6, 2026, the Company entered into a Preferred Shareholder Services Agreement (the “Services Agreement”) with Preferred Shareholder Services, LLC (“PSS”), an affiliate of the Dealer Manager, pursuant to which PSS will provide certain non-distribution related support services to the Company relating to the Series F Preferred Stock. The Company is responsible for payments due under the Services Agreement. The services to be provided by PSS include, among other things, assistance with recordkeeping, communications with the holders of Series F Preferred Stock dealing with administrative matters, oversight and administration of an e-delivery program for communications to all affected parties, and facilitation of and acting as liaison to the transfer agent and other service providers for the holders of Series F Preferred Stock.

The foregoing descriptions of the Dealer Manager Agreement and the Services Agreement are only summaries and are qualified in their entireties by references to the full texts of the Dealer Manager Agreement and the Services Agreement, copies of which are filed as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Offering, the Company has adopted a form of Subscription Agreement (the “Subscription Agreement”) pursuant to which purchasers of Series F Preferred Stock will subscribe for Shares.

The foregoing description of the Subscription Agreement is only a summary and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. The Shares are being offered and sold only by means of the Prospectus. Electronic copies of the Prospectus may be obtained on the SEC’s website at www.sec.gov or by contacting Preferred Capital Securities, LLC at 3290 Northside Parkway, NW, Suite 800, Atlanta, Georgia 30327, by telephone at (855) 320-1414 or by e-mail at operations@pcsalts.com.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2026, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the Series F Preferred Stock, designating 100,000 shares of the Company’s authorized preferred stock as Series F Redeemable Preferred Stock. The Series F Preferred Stock ranks, with respect to the payment of dividends and rights upon liquidation, dissolution or winding up of the Company’s affairs: (i) senior to all classes or series of the Company’s Class A common stock; (ii) on a parity with the Company’s Series B Preferred Stock; and (iii) junior to the Company’s Series E Preferred Stock and to all existing and future debt indebtedness of the Company.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03, as applicable.

The foregoing description of the Certificate of Designations is only a summary and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description

1.1	Series F Dealer Manager Agreement by and between WhiteHawk Minerals Corp. and Preferred Capital Securities, LLC
3.1	Certificate of Designations of Series F Preferred Stock of the Registrant.
10.1	Series F Preferred Shareholder Services Agreement, by and between WhiteHawk Minerals Corp. and Preferred Shareholder Services, LLC.
10.2

Form Series F Subscription Agreement, by and between WhiteHawk Minerals Corp. and the Investors named therein (incorporated by reference to Exhibit 10.26 of the Company’s Registration Statement on Form S-1, filed with the SEC on October 1, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, statements regarding the Offering, the Company’s ability to sell Shares in the Offering, the intended use of proceeds and other statements that are not historical facts. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied. Words such as “expect,” “estimate,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company’s ability to sell Shares in the Offering, including the risk that the Dealer Manager may not be able to sell any or all of the Shares on a best efforts basis; the Company’s ability to use the proceeds from the Offering as intended; changes in commodity prices; regulatory changes; general economic and market conditions; and the risks described under “Risk Factors” in the Prospectus and the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statement, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WhiteHawk Minerals Corp.

Date: October 6, 2026	By:	/s/ Daniel Herz
Daniel Herz
Chief Executive Officer